SCHEDULE 14A
                     SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Gannett Co., Inc.

Name of Person(s) Filing Proxy Statement:

Teamsters General Fund

Payment of Filing Fee (check the appropriate box)

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
  ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________
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                   PRELIMINARY PROXY STATEMENT

INDEPENDENT SHAREHOLDER SOLICITATION BY TEAMSTERS GENERAL FUND

FOR SHAREHOLDER PROPOSALS RE: INSIDER TRADING AND TOBACCO/ALCOHOL
ADVERTISING

ANNUAL STOCKHOLDERS MEETING
OF GANNETT CO., INC.

May 7, 1996 10:00 a.m.
1100 Wilshire Blvd., 7th Floor
Arlington, VA  22234

Teamsters General Fund                  Gannett Co., Inc.
25 Louisiana Ave. N.W.                  1100 Wilson Blvd.
Washington, D.C. 20001                  Arlington, VA 22234

Dear Fellow Gannett Shareholder:

     We urge you to vote FOR the following shareholder proposals:

(1) A proposal urging the Company adopt a policy of zero tolerance for insider trading by its executives and employees;

(2) A proposal urging the Company to report to its shareholders on the effects on minors of the Company's advertising of tobacco and alcohol products.

This is being sent to shareholders on or after March 25, 1996.

I. ZERO TOLERANCE FOR INSIDER TRADING

     Frank Vega currently heads the Gannett-controlled Detroit Newspapers, Inc. The SEC prosecuted Vega for insider trading and he is now subject to a final judgment from the U.S. District Court for the Eastern District of Virginia. This requires that he pay back over $46,000 in profits from his alleged insider trading and enjoins him from certain future conduct.

     A related criminal prosecution is now pending against Thomas Farrell for insider trading while he was a Gannett executive. Until he resigned in 1995, Farrell was President of Gannett New Media Group and Chairman of USA Today Sky Radio.

     The Securities and Exchange Commission complaint alleges that in 1993, while Farrell was a Gannett executive, he also sat on the board of Rochester Community Savings Bank and thereby learned about a proposed acquisition of this bank. He passed this information on to business acquaintances such as Vega (employed by Gannett at the time). Farrell allegedly advised them to trade on this information.

     According to the SEC complaint: Farrell advised Vega to buy stock over time and in small increments, and Vega understood this was to avoid detection. Later that month Vega made 3 separate purchases of the Bank's stock, totalling 6500 shares.

     The SEC also alleges that after Farrell became aware that he was being investigated by the SEC for insider trading, he advised another one of his tippees of problems with board approval of the bank acquisition and said he should consider selling.

     Asked to comment on the Frank Vega matter at the Freedom
Forum on October 16, 1995, Gannett Chairman John Curley's response included:

     Well, Frankie, Frankie got a stock tip. In the old days there was nothing wrong with that. In the Texas Gulf Sulphur case in 1988 or some year, you know, that became not right. Most people didn't know that. Most people still don't know that. But the SEC computers knew that. So as a secondary bystander in an act he got involved.

In fact, the Texas Gulf Sulpher decision came down in 1968.
Indeed, the law against people profiting from inside information is over 30 years old. See, Matter of Cady, Roberts & Co., 40 SEC
907 (1961).

     We urge a vote FOR the following proposal:

     Resolved, that shareholders urge the board of directors to adopt a policy of zero tolerance for insider trading by executive employees, and immediately terminate the employment of any executive employee who is convicted of insider trading or enters into a consent decree in which the executive is ordered to pay a fine for insider trading or enjoined from engaging in such trading.

We believe this proposal will help Gannett increase the public trust and investor trust upon which it must rely for success as a news publisher.

(2) PROPOSAL URGING REPORT TO SHAREHOLDERS ON EFFECTS ON MINORS
OF GANNETT'S TOBACCO/ALCOHOL ADVERTISING

     With public officials repeatedly discussing limits on tobacco and alcohol advertising, it is imperative shareholders learn how much risk they take from Gannett running such ads.

     In our view this business risk depends in large part on what scientific evidence says about the effects of these ads on minors. Shareholders deserve a report from the Company on this matter.

     In addition, many investors prefer not to invest in activities they consider anti-social or unethical. Investors may wish to have more information in order to make that decision here.

     We urge a vote FOR the following proposal:

     RESOLVED, that shareholders urge the board of directors to prepare a report that shows what role the tobacco and alcohol advertisements on Gannett media, including billboards, play in attracting minors to these products.

This proposal is supported by the Interfaith Center for Corporate
Responsibility.

VOTING RIGHTS AND PROCEDURES:

     You can still vote for these proposals even if you have already returned the proxy card sent you by the company. A proxy can be revoked at any time prior to its being counted at the meeting by (1) executing a later proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxy holder or the Company's secretary written notice of revocation prior to the date of the meeting.

-----------------------------

[OPTION A]:

     THE COMPANY PROXY CARD PREVIOUSLY SENT YOU DOES NOT ALLOW YOU TO VOTE ON THESE PROPOSALS, BUT INSTEAD GIVES MANAGEMENT DISCRETION TO VOTE AGAINST THEM. IF YOU SUPPORT EITHER PROPOSAL, THE ONLY WAYS TO VOTE FOR IT IS TO (1) USE THE ENCLOSED CARD, (2) ATTEND THE MEETING AND VOTE IN PERSON; OR (3) THE COMPANY IS PERSUADED TO REVISE ITS CARD AND RESOLICIT YOU.

[OPTION B]:

     You may vote by proxy for these proposals either on the enclosed proxy card or on management's card.

------------------------------

     All holders of common stock as of _______________[record date] are entitled to vote. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR the proposals and FOR election of the Board's nominees as directors. We incorporate herein by reference the discussion in the Company's proxy statement of voting requirements and outstanding securities. We will keep all cards we receive confidential until the meeting, unless ordered otherwise by a court.

     The enclosed proxy card grants no discretionary authority: if matters come before the meeting which are not set forth in the Company's proxy statement or this proxy statement (which we do not anticipate, as the company's bylaws require advance notice of such matters), we will not vote your shares on those matters.

ELECTION OF DIRECTORS AND OTHER MATTERS TO BE
VOTED

     We incorporate by reference the information in the Company's proxy statement on the election of directors and other matters set for shareholder vote.

PROPOSALS FOR FUTURE MEETINGS

     SEC Rule 14a-8 gives shareholders who have owned more than $1000 worth of the company's stock for more than one year the right to have the company's proxy statement include a shareholder proposal and supporting statement.

     The deadline for submitting such proposals for inclusion in the proxy statement for the 1997 annual meeting will be November
__, 1996. Feel free to contact us if you would like more information about shareholder proposals.

EXECUTIVE COMPENSATION/SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

     We incorporate herein by reference the information on these matters contained in the Company's proxy statement.

SOLICITATION

     The costs of this solicitation are being borne by the Teamsters General Fund, part of the International Brotherhood of Teamsters (IBT). The Fund owns 40 shares of company stock and is the sponsor of the insider trading proposal. Gannett employee-shareholder Phillip Lloyd sponsored the proposal calling for a report to shareholders; he is not an IBT member nor represented by IBT. An IBT local is on strike against the Detroit Newspaper Agency, a joint operating agency between Gannett's Detroit News and Knight-Ridder's Detroit Free Press.

     Proxies will be sought by mail, fax, telephone and personal interview. The cost of proxy solicitation, estimated at $2000, will be borne by IBT. IBT intends to use regular staff rather than specially-engaged proxy solicitors.

THANK YOU FOR VOTING FOR THE SHAREHOLDER PROPOSALS CONCERNING
INSIDER TRADING AND ALCOHOL/TOBACCO ADVERTISING.


PLEASE RETURN THE ENCLOSED SURVEY AND PROXY CARD TO

                    Teamsters General Fund
                    25 Louisiana Ave. N.W.
                    Washington D.C.
                    fax 202-624-6833
PROXY

SOLICITED BY TEAMSTERS GENERAL FUND
for
ANNUAL MEETING OF SHAREHOLDERS
GANNETT CO., INC.
May 7, 1996

     The undersigned shareholder hereby appoints Bill Patterson and Bartlett Naylor proxies with full power of substitution to vote for the undersigned at Gannett's annual meeting, and at any adjournments thereof, on the matters set forth in the Proxy Statement. The undersigned hereby directs this proxy be voted in accordance with the instructions herein. Unless marked otherwise, this proxy will be voted FOR the shareholder proposals and for election of all the nominees listed below.

(1) PROPOSAL URGING ZERO TOLERANCE FOR INSIDER TRADING
     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

(2) PROPOSAL URGING REPORT TO SHAREHOLDERS ON EFFECTS ON MINORS
OF TOBACCO/ALCOHOL ADVERTISING
     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

ELECTION OF DIRECTORS:
Nominees: Meredith A. Brokaw, Peter B. Clark, John J. Curley,
Josephine P. Louis

I vote FOR ALL nominees except those I have written below [  ]
WITHHOLD from all nominees [  ]
______________________


PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE.  PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD
INDICATE AS SUCH. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD
SIGN.

SIGNATURE(s)________________________________   DATE ___________

PRINT NAME _________________________________   DATE ___________

ADDRESS _____________________________________________________
___________________      ___________    __________________
ACCOUNT NO./SSN          # OF SHARES    TEL. NO./FAX NO.

IF YOU ARE NOT THE RECORD OWNER OF THIS STOCK, PLEASE LIST THE
NAME AND ADDRESS OF THE RECORD OWNER:
__________________________________
SURVEY OF GANNETT SHAREHOLDERS

     THIS IS NOT A PROXY: PLEASE RETURN IT EVEN IF YOU DO NOT
     FILL OUT A PROXY

1. Do you support the proposal recommending the Company have zero tolerance towards insider trading by its executives?

          Yes  _____     No   ____  Undecided  ________

2. Do you support the proposal recommending the Company report to shareholders on the effects on minors of the Company's advertising of tobacco and alcohol?

          Yes  _____     No   ____  Undecided  ________

3. Do you support the provisions of Gannett's golden parachutes which allow top executives to voluntarily quit and receive severance pay?

          Yes  _____     No   ____  Undecided  ________

4. What is your opinion of the total compensation received by the Company's top executives?

     Just Right  ____ Too High ___ Too Low ___ No Opinion ___

5. Do you believe executive compensation at Gannett should be based more on performance than fixed salary?

          Yes  _____     No   ____  Undecided  ________

6. List anything you would like management to change:
     _________________________________

THE FOLLOWING INFORMATION WILL BE KEPT CONFIDENTIAL:

Name __________________________________Title, if any __________

Address _______________________________________________________

Phone/Fax ________ # Shares owned  ________

Return to: IBT, 25 Louisiana Ave., Washington D.C. 20001 fax 202-
624-6833